Exhibit 99.1

HEARTWARE INTERNATIONAL CONFIRMS RECEIPT OF DIRECTOR NOMINATIONS NOTICE

— Company Remains Committed to Value-Enhancing Acquisition of Valtech Cardio, Ltd. —

Framingham, Mass., Dec. 30, 2015 – HeartWare International, Inc. (NASDAQ: HTWR), a leading innovator of less-invasive, miniaturized circulatory support technologies that are revolutionizing the treatment of advanced heart failure, today confirmed that it has received a notice from Engaged Capital, LLC (“Engaged Capital”) nominating three director candidates for election to HeartWare’s Board of Directors (the “Board”) at the company’s 2016 Annual Meeting of Stockholders. HeartWare’s annual meeting, which historically has been held in June, has not yet been scheduled for 2016. HeartWare stockholders are not required to take any action at this time.

In addition to the notice, Engaged Capital commented on HeartWare’s pending acquisition of Valtech Cardio, Ltd. (“Valtech”), a privately held company that specializes in the development of innovative surgical and transcatheter valve repair and replacement devices for mitral and tricuspid regurgitation. HeartWare issued the following statement in response to Engaged Capital’s comments:

We disagree with Engaged Capital, which has become a HeartWare stockholder only recently and does not see the benefits of the Valtech transaction. We remain fully committed to this transaction and are encouraged by discussions with other stockholders as they have become more knowledgeable about strategic and financial merits of the business combination.

The addition of Valtech’s unique mitral and tricuspid repair and replacement platforms will position HeartWare for sustainable, long-term value on a larger scale than we believe could be achieved on a standalone basis. We believe the business combination will deepen and expand our presence in the global heart failure market, establishing us as the leader in two high-growth categories in the market, and positioning us to accelerate our long-term revenue growth and improve margins.

We are also encouraged by customer feedback from heart failure cardiologists, surgeons and interventional cardiologists around the world who recognize that this compelling combination will better enable them to treat patients. Other recent transactions in the market affirm our view that there is a significant and immediate unmet need for improved mitral repair technology, while replacement represents a major future opportunity in the mitral arena.

On September 1, 2015, HeartWare announced that it had entered into a definitive agreement to acquire Valtech. Valtech specializes in the development of innovative surgical and transcatheter valve repair and replacement devices for the treatment of the most prevalent heart valve diseases – mitral valve regurgitation (MR) and tricuspid valve regurgitation (TR). Approximately 4.2 million patients are affected by mitral valve disease in the U.S., which represents a multi-billion-dollar market opportunity. TR is estimated to affect 1.6 million patients in the U.S. and complements the mitral patient population, as a significant percentage of patients suffer from both MR and TR.

HeartWare expects to announce in the coming weeks the date of its Special Meeting of HeartWare Stockholders (the “Special Meeting”) to vote on the pending acquisition of Valtech. The Special Meeting will be focused on the approval of the Valtech transaction only and is unrelated to the company’s Annual Meeting.

About HeartWare International

HeartWare International, Inc. develops and manufactures miniaturized implantable heart pumps, or ventricular assist devices, to treat patients suffering from advanced heart failure. The HeartWare® Ventricular Assist System features the HVAD® pump, a small full-support circulatory assist device designed to be implanted next to the heart, avoiding the abdominal surgery generally required to implant competing devices. The HeartWare HVAD System is approved in the United States for the intended use as a bridge to cardiac transplantation in patients who are at risk of death from refractory end-stage left ventricular heart failure, has received CE Marking in the European Union and has been used to treat patients in 47 countries. The device is also currently the subject of a U.S. clinical trial for destination therapy. For additional information, please visit www.heartware.com.

Participants in the Solicitation

HeartWare, Valtech and their respective directors, executive officers, certain members of management and certain employees may be deemed to be participants in the solicitation of proxies in connection with the proposed acquisition of Valtech. A description of the interests in HeartWare of its directors and executive officers is set forth in HeartWare’s proxy statement for its 2015 Annual Meeting of Shareholders, which was filed with the Securities and Exchange Commission (the “SEC”) on April 30, 2015. This document is available free of charge at the SEC’s website at www.sec.gov or by going to HeartWare’s Investors page on its corporate website at www.heartware.com. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the proposed Valtech transaction, and a description of their direct and indirect interests in the proposed transaction, which may differ from the interests of HeartWare stockholders or Valtech shareholders generally, are set forth in a preliminary proxy statement / prospectus originally filed with the SEC on October 16, 2015 and amended on November 25, 2015.

Additional Information and Where To Find It

In connection with the proposed Valtech transaction, HW Global, Inc. (“Holdco”), has filed a Registration Statement on Form S-4 that contains a preliminary proxy statement/prospectus, which is not yet final and may be further amended. Holdco intends to file a final prospectus and other relevant materials and HeartWare intends to file a definitive proxy statement and other relevant materials with the SEC in connection with the proposed Valtech Transaction. Investors and security holders of HeartWare and Valtech are urged to read these materials when they become available because they will contain important information about HeartWare, Valtech and the transaction. The proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by Holdco or HeartWare with the SEC, may be obtained free of charge at the SEC website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Holdco or HeartWare by directing a written request to HeartWare’s investor relations department at HeartWare International, Inc., 500 Old Connecticut Path, Framingham, MA 01701, Attention: Investor Relations. Investors and security holders are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the Valtech transaction.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”).

Forward-Looking Statements

This announcement contains forward-looking statements that are based on management’s beliefs, assumptions and expectations and on information currently available to management. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future are forward-looking statements, including without limitation our expectations with respect to the: commercialization of the HeartWare HVAD System and introduction of the MVAD® System; timing, progress and outcomes of clinical trials; regulatory and quality compliance; research and development activities; consummation of our proposed acquisition of Valtech and our ability to take advantage of acquired and pipeline technology. Management believes that these forward-looking statements are reasonable as and when made. However, you should not place undue reliance on forward-looking statements because they speak only as of the date when made. HeartWare does not assume any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by federal securities laws and the rules and regulations of the SEC. HeartWare may not actually achieve the plans, projections or expectations disclosed in forward-looking statements, and actual results, developments or events could differ materially from those disclosed in the forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, including without limitation those described in Part I, Item 1A. “Risk Factors” in HeartWare’s Annual Report on Form 10-K filed with the SEC. HeartWare may update risk factors from time to time in Part II, Item 1A. “Risk Factors” in Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, or other filings with the SEC.

HEARTWARE, HVAD, MVAD, PAL, SYNERGY, CIRCULITE and HeartWare logos are trademarks of HeartWare, Inc. or its affiliates. VALTECH, CARDIOBAND, CARDINAL, CARDIOVALVE, V-CHORDAL and Valtech logos are trademarks of Valtech Cardio, Ltd.

Contacts:

Christopher Taylor

HeartWare International, Inc.

ctaylor@heartware.com

(508) 739-0864

Andrew Cole/Mark Harnett/Devin Broda

Sard Verbinnen & Co.

(212) 687-8080

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